Leader Total Return Fund

Institutional Shares:	LCTIX
Investor Shares:	LCTRX
Class A Shares:	LCATX
Class C Shares:	LCCTX
Summary Prospectus	September 27, 2016

Before you invest, you may want to review the Fund’s prospectus, which contains more information about the Fund and its risks. The Fund’s prospectus and Statement of Additional Information, both dated September 27, 2016, along with the Fund’s annual report dated May 31, 2016, are incorporated by reference into this Summary Prospectus. You can obtain these documents and other information about the Fund online at leadercapital.com. You can also obtain these documents at no cost by calling 855.501.4758 or by sending an email request to OrderLeaderFunds@geminifund.com.

Investment Objective: The investment objective of the Leader Total Return Fund (the “Fund”) is to seek income and capital appreciation to produce a high total return.

Fees and Expenses of the Fund: The following table describes the fees and expenses that you may pay if you buy and hold shares of the Fund. You may qualify for sales charge discounts on purchases of Class A shares if you and your family invest, or agree to invest in the future, at least $50,000 in the Fund. More information about these and other discounts is available from your financial professional and in How to Purchase Shares on page 18 of the Fund’s Prospectus and in Purchase, Redemption and Pricing of Shares on page 53 of the Fund’s Statement of Additional Information.

Shareholder Fees (fees paid directly from your investment)	Institutional Shares	Investor Shares	Class A Shares	Class C Shares
Maximum Sales Charge (Load) Imposed on Purchases (as a % of offering price)	None	None	1.50%	None
Maximum Deferred Sales Charge (Load) (as a % of the lower of original purchase price or redemption proceeds)	None	None	None	1.00%
Maximum Sales Charge (Load) Imposed on Reinvested Dividends and other Distributions	None	None	None	None
Redemption Fee (as a % of amount redeemed, on shares held less than six months)	None	None	None	None
Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
Management Fees	0.75%	0.75%	0.75%	0.75%
Distribution and/or Service (12b-1) Fees	None	0.50%	0.50%	1.00%
Other Expenses	0.30%	0.30%	0.30%	0.30%
Interest and Dividend Expenses on Securities Sold Short (1)	0.01%	0.01%	0.01%	0.01%

Remaining Other Expenses	0.29%	0.29%	0.29%	0.29%
Acquired Fund Fees and Expenses (2)	0.01%	0.01%	0.01%	0.01%
Total Annual Fund Operating Expenses	1.06%	1.56%	1.56%	2.06%
(1)	Estimated for the current fiscal year.
(2)	Acquired Fund Fees and Expenses are the indirect costs of investing in other investment companies. The operating expenses in this fee table do not correlate to the expense ratio in the Fund’s financial highlights because the financial statements include only the direct operating expenses incurred by the Fund.

Example: This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds.

The Example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same. Although your actual costs may be higher or lower, based upon these assumptions your costs would be:

Class	1 Year	3 Years	5 Years	10 Years
Institutional Shares	$108	$337	$584	$1,293
Investor Shares	$159	$492	$849	$1,855
Class A Shares	$306	$635	$987	$1,977
Class C Shares	$309	$645	$1,108	$2,389

Portfolio Turnover: The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the Example, affect the Fund’s performance. During the most recent fiscal year, the Fund’s portfolio turnover rate was 209% of the average value of its portfolio.

Principal Investment Strategies: The Fund seeks to achieve its investment objective by investing primarily in domestic and foreign fixed income securities of various maturities and credit qualities that are denominated in U.S. dollars or foreign currencies. Fixed income security types include bonds, notes and debentures issued by corporations, governments and their agencies or instrumentalities as well as mortgage-backed securities (agency, adjustable rate and collateralized mortgage-backed securities) and asset-backed securities (loan and credit-backed securities).

Individual securities are purchased without restriction as to maturity or duration; however, the average portfolio duration normally varies within two years of the duration of the Barclays Capital U.S. Aggregate Bond Index, which as of July 27, 2016 was 3.54 years. Duration is a measure of the expected life of a fixed income security that is used to determine the sensitivity of a security’s price to changes in interest rates.

The Fund invests primarily in investment-grade securities, but may invest up to 40% of its total assets in high yield securities (commonly referred to as “junk bonds”). The Fund defines junk bonds as those rated lower than Baa3 by Moody’s Investors Service (“Moody’s”) or lower than BBB- by Standard and Poor’s Rating Group (“S&P”), or, if unrated, determined by the Advisor to be of similar credit quality. However, the Fund restricts its junk bond purchases to those rated B3 or higher by Moody’s or B- or higher by S&P, or, if unrated, determined by the advisor to be of comparable quality. The Fund may invest in U.S. treasury government securities with no limit.

The Fund invests primarily in U.S. dollar denominated securities, but may invest up to 30% of its total assets in securities denominated in foreign currencies, whether issued by U.S. or foreign entities. Foreign issues denominated in U.S. dollars will be excluded from the 30% allocation limit.

The Advisor allocates Fund assets among various fixed income sectors, maturities and specific issues using an opportunistic approach by assessing risk and reward.

•	Sector selection focuses on identifying portions of the fixed income market that the Advisor believes offer the highest yield, or expected capital appreciation from interest rate declines or currency exchange rate gains.
•	Maturity or yield curve management focuses on selecting securities with maturities that have the highest yield and/or highest potential capital appreciation, when compared to securities with shorter or longer maturities.
•	Security selection focuses on identifying specific securities that offer the highest yield or expected capital appreciation when compared to a peer group of securities with similar credit quality and maturity.

The Advisor buys securities for either or both their interest income and their potential for capital appreciation, generally resulting from decreases in interest rates, foreign currency appreciation, or improving credit fundamentals for a particular sector or security. The Advisor may sell a security if its value becomes unattractive, such as when its fundamentals deteriorate or when other investment opportunities exist that may have more attractive yields. The Fund may short securities up to 5% of its total assets. The Advisor may engage in frequent buying and selling of securities to achieve the Fund’s investment objective.

Principal Investment Risks: As with all mutual funds, there is the risk that you could lose money through your investment in the Fund.

•	CLO/CDO Risk: Collateral Loan Obligations ("CLOs") and collateralized debt obligations ("CDOs") are securities backed by an underlying portfolio of loan and debt obligations, respectively. CLOs and CDOs issue classes or "tranches" that vary in risk and yield and may experience substantial losses due to actual defaults, decrease of market value due to collateral defaults and removal of subordinate tranches, market anticipation of defaults and investor aversion to CLO and CDO securities as a class. Investments in CLO and CDO securities may be riskier and less transparent than direct investments in the underlying loans and debt obligations.
The risks of investing in CLOs and CDOs depend largely on the tranche invested in and the type of the underlying debts and loans in the tranche of the CLO or CDO, respectively, in which the Fund invests. The tranches in a CLO or CDO vary substantially in their risk profile. The senior tranches are relatively safer because they have first priority on the collateral in the event of default. As a result, the senior tranches of a CLO or CDO generally have a higher credit rating and offer lower coupon rates than the junior tranches, which offer higher coupon rates to compensate for their higher default risk. The CLOs and CDOs in which the Fund may invest may incur, or may have already incurred, debt that is senior to the Fund’s investment. CLOs and CDOs also carry risks including, but not limited to, interest rate risk and credit risk.

Investments in CLOS and CDOs may be subject to certain tax provisions that could result in the Fund incurring tax or recognizing income prior to receiving cash distributions related to such income. CLOs and CDOs that fail to comply with certain U.S. tax disclosure requirements may be subject to withholding requirements that could adversely affect cash flows and investment results. Any unrealized losses the Fund experiences with respect to its CLO and CDO investments may be an indication of future realized losses.

The senior tranches of certain CLOs and CDOs in which the Fund invests may be concentrated in a limited number of industries or borrowers, which may subject those CLOs and CDOs, and in turn the Fund, to the risk of significant loss if there is a downturn in a particular industry in which the CLO or CDO is concentrated.

The application of risk retention rules to CLOs and CDOs may affect the overall CLO and CDO market, resulting in fewer investment opportunities for the Fund.

•	Credit Risk. Issuers may not make interest and principal payments on securities held by the Fund, resulting in losses to the Fund. In addition, the credit quality of securities held by the Fund may be lowered if an issuer’s financial condition changes. Lower credit quality may lead to greater volatility in the price of a security and lower liquidity making it difficult for the Fund to sell the security.
•	Currency Risk. Currency trading risks include market risk, credit risk and country risk. Market risk results from adverse changes in exchange rates in the currencies the Fund is long or short. Credit risk results because a currency-trade counterparty may default. Country risk arises because a government may interfere with transactions in its currency.
•	Foreign Risk. Foreign securities expose the Fund to greater risks because their value depends on issues other than the performance of the U.S. economy and U.S. companies and may include unfavorable changes in foreign exchange rates. Investing in emerging markets imposes risks different from, or greater than, risks of investing in foreign developed countries.
•	High-Yield Bond Risk. Lower-quality bonds, known as “high-yield” or “junk” bonds, present greater risk than bonds of higher quality, including an increased risk of default. An economic downturn or period of rising interest rates could adversely affect the market for these bonds and reduce the Fund’s ability to sell its bonds. The lack of a liquid market for these bonds could decrease the Fund’s share price. The ability of governments to repay their obligations is adversely impacted by default, insolvency, bankruptcy or by political instability, including authoritarian and/or military involvement in governmental decision-making, armed conflict, civil war, social instability and the impact of these events and circumstances on a country’s economy and its government’s revenues. Therefore, government bonds can present a significant risk. Governments may also repudiate their debts in spite of their ability to pay. A Fund’s ability to recover from a defaulting government is limited because that same government may block access to court-mandated legal remedies or other means of recovery.
•	Interest Rate Risk. The value of fixed income securities decline when interest rates rise.
•	Issuer-Specific Risk. The value of a specific security can be more volatile than the market as a whole and can perform differently from the value of the market as a whole.
•	Liquidity Risk. Some securities may have few market-makers and low trading volume, which tends to increase transaction costs and may make it difficult for the Fund to dispose of a security at all or at a price which represents current or fair market value.
•	Management Risk. The Advisor’s judgments about the attractiveness, value and potential appreciation of particular security in which the Fund invests may prove to be incorrect and may not produce the desired results.
•	Market Risk. Overall fixed income market risks may affect the value of individual securities in which the Fund invests. Factors such as global interest rate levels, economic growth, market conditions and political events affect the fixed income securities markets. When the value of the Fund’s investments goes down, your investment in the Fund decreases in value and you could lose money.
•	Mortgage-Backed and Asset-Backed Risk. The default rate on underlying mortgage loans or asset loans may be higher than anticipated, potentially reducing payments to the Fund. Default rates are sensitive to overall economic conditions such as unemployment, wage levels and economic growth rates. Mortgage-backed securities are susceptible maturity risk because issuers of securities held by the Fund are able to prepay principal due on these securities, particularly during periods of declining interest rates.
•	Portfolio Turnover Risk. Increased portfolio turnover may result in higher brokerage commissions, dealer mark-ups and other transaction costs and may result in taxable capital gains.
•	Short Sale Risk. If a security sold short or other instrument increases in price, the Fund may have to cover its short position at a higher price than the short sale price, resulting in a loss. The Fund may not be able to successfully implement its short sale strategy due to limited availability of desired securities or for other reasons.

Performance: The bar chart and table set out below help show the returns and risks of investing in the Fund. The bar chart shows the annual returns of the Fund’s Investor Class shares for each calendar year since the Fund’s inception. Returns would be higher for the Institutional Class shares. The performance table compares the performance of the Fund’s shares over time to the performance of the Barclays U.S. Aggregate Bond Index. You should be aware that the Fund’s past performance (before and after taxes) may not be an indication of how the Fund will perform in the future. Updated performance information is available at no cost by visiting www.leadercapital.com or by calling (800) 711-9164.

Investor Class

Calendar Year Returns as of December 31

Best Quarter:	03/31/2012	5.93%
Worst Quarter:	9/30/2011	(6.73)%

The Fund’s Investor Class shares had a total return of 2.41% during the period January 1, 2016 to June 30, 2016.

Average Annual Total Returns

(For the periods ended December 31, 2015)

	One Year	Five Years	Since Inception
Investor Class Return Before Taxes	(8.62)%	3.04%	3.03%*
Investor Class Return After Taxes on Distributions	(10.14)%	1.42%	1.43%*
Investor Class Return After Taxes on Distributions and Sale of Fund Shares	(4.81)%	1.74%	1.74%*
Institutional Class Return Before Taxes	(8.09)%	3.83%	3.68%*
Class A Return Before Taxes	(11.95)%	N/A	1.40%**
Class C Return Before Taxes	(9.15)%	N/A	2.04%***
Barclays Aggregate Bond Index	0.55%	N/A	3.01%

*       Inception date for Investor Class and Institutional Class was July 30, 2010.

** Inception date for Class A was March 21, 2012.

*** Inception date for Class C is August 8, 2012.

After tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the effect of state and local taxes. Actual after-tax returns depend on an investor’s tax situation and may differ from those shown, and after-tax returns shown are not relevant to investors who hold shares of the Fund through tax-deferred arrangements, such as 401(k) plans or IRAs. After-tax returns are shown for only Investor Class shares, and after-tax returns for other classes will vary.

The Barclays U.S. Aggregate Bond Index is a market capitalization-weighted index, meaning the securities in the index are weighted according to the market size of each bond type. Most U.S. traded investment grade bonds are represented. Municipal bonds and Treasury Inflation-Protected Securities are excluded, due to tax treatment issues. The index includes Treasury securities, Government agency bonds, mortgage-backed bonds, corporate bonds, and a small amount of foreign bonds traded in U.S. Unlike a mutual fund, an index does not reflect any trading costs or management fees. Investors cannot directly invest in an index.

Investment Advisor: Leader Capital Corp. is the Fund’s investment advisor.

Investment Advisor Portfolio Managers: John E. Lekas, founder of Leader Capital Corp., has been the Fund’s portfolio manager since it commenced operations in July 2005.

Purchase and Sale of Fund Shares: For Institutional Class shares, the minimum initial investment amount for all accounts (including IRAs) is $2,000,000. There is no minimum for subsequent investments. For Investor Class, Class A and Class C shares, the minimum initial investment amount for all accounts (including IRAs) is $2,500 and the minimum subsequent investment is $100. You may purchase and redeem shares of the Fund on any day that the New York Stock Exchange is open. Redemption requests may be made in writing, by telephone, or through a financial intermediary and will be paid by ACH, check or wire transfer.

Tax Information: Dividends and capital gain distributions you receive from the Fund, whether you reinvest your distributions in additional Fund shares or receive them in cash, are taxable to you at either ordinary income or capital gains tax rates unless you are investing through a tax-deferred plan such as an IRA or 401(k) plan.

Payments to Broker-Dealers and Other Financial Intermediaries: If you purchase shares of the Fund through a broker-dealer or other financial intermediary (such as a bank), the Fund and its related companies may pay the intermediary for the sale of Fund shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the Fund over another investment. Ask your salesperson or visit your financial intermediary’s website for more information.